                                                                EXHIBIT 10.25(c)


            AMENDMENT (this "AMENDMENT"), dated as of February 22, 2001, to the FIVE YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT AGREEMENT dated as of March 4, 1997, as amended and restated through February 28, 2000 (as amended, supplemented or otherwise modified from time to time, the "CREDIT Agreement"), by and among PHH CORPORATION, a Maryland corporation (the "BORROWER"), the financial institutions parties thereto (the "LENDERS"), THE CHASE MANHATTAN BANK, a New York banking corporation, as agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT").


                              W I T N E S S E T H:
                              - - - - - - - - - -

            WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be amended as set forth herein; and

            WHEREAS, the Lenders are willing to agree to such amendments on the terms set forth herein;

            NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:

            I. DEFINED TERMS. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

            II.   AMENDMENTS TO SECTION 1.

            (a) Section 1 of the Credit Agreement is hereby amended by adding thereto the following definitions in their appropriate alphabetical order:

            "AVIS" shall mean Avis Group Holdings, Inc., a Delaware corporation.

            "AVIS DEBT DOCUMENTS" shall mean the instruments and agreements pursuant to which any indebtedness of Avis, Avis Fleet or any of their respective Subsidiaries has been issued, is outstanding or is permitted to exist.

            "AVIS FLEET" shall mean Avis Fleet Leasing and Management Corp., a Texas corporation.

            "AVIS FLEET TRANSACTION" shall mean the transaction pursuant to which, after the consummation of the Avis Merger, the Borrower will purchase Avis Fleet from Avis.

            "AVIS MERGER" shall mean the transaction pursuant to the Agreement and Plan of Merger, dated as of November 11, 2000 (the "MERGER AGREEMENT"), by and among Avis, Cendant Corporation, a Delaware corporation ("CENDANT"), the Borrower (an indirect wholly-owned subsidiary of Cendant) and Avis Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Borrower ("MERGER Sub") in which Merger Sub will merge with and into Avis and each outstanding share of class A common stock, par value $.01 per share of Avis (the "COMMON STOCK"), other than shares of Common Stock held by any subsidiary of Avis, held in Avis' treasury, held by Cendant or any subsidiary of Cendant or held by stockholders who perfect their appraisal rights under Delaware law, will be converted into the right to receive $33.00 in cash.

            "AVIS SECURITIZATION ENTITY" means a Subsidiary of Avis or Avis Fleet (or another Person in which Avis, Avis Fleet or any of their respective Subsidiaries makes an investment or to which Avis, Avis Fleet or any of their respective Subsidiaries transfers Permitted Vehicle Collateral or an interest in Permitted Vehicle Collateral) which engages in no activities other than in connection with the ownership, leasing, operation and financing of Eligible Vehicles and other Permitted Vehicle Collateral and which is designated by the board of directors of Avis or Avis Fleet, as applicable, as an Avis Securitization Entity and as to which:

                  (1) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which:

                        (a) is guaranteed by Avis, Avis Fleet or any of their
                  respective Subsidiaries (excluding guarantees of obligations (other than the principal of, and interest on, Indebtedness) pursuant to Standard Securitization Undertakings);

                        (b) is recourse to or obligates Avis, Avis Fleet or any
                  of their respective Subsidiaries in any way other than pursuant to Standard Securitization Undertakings; or

                        (c) subjects any property or asset of Avis, Avis Fleet
                  or any of their respective Subsidiaries (other than an Avis Securitization Entity), directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings;

                  (2) neither Avis, Avis Fleet nor any of their respective
            Subsidiaries has any material contract, agreement, arrangement or understanding (except in connection with a Purchase Money Note or Qualified Securitization Transaction) other than on terms no less favorable to Avis, Avis Fleet or such Subsidiary of Avis or Avis Fleet than those that might be obtained at the time from Persons that are not Affiliates of Avis or Avis Fleet, as applicable, other than fees payable in the ordinary course of business in connection with servicing Permitted Vehicle Collateral; and

                  (3) neither Avis, Avis Fleet nor any of their respective
            Subsidiaries has any obligation to maintain or preserve such entity's financial condition or cause such entity to achieve certain levels of operating results.

            "AVIS SECURITIZATION INDEBTEDNESS" means (i) Indebtedness that finances or refinances Eligible Vehicles (but only to the extent actually used to finance or refinance Eligible Vehicles) and (ii) Indebtedness secured by Permitted Vehicle Collateral.

            "ELIGIBLE LEASES" means open-end and closed-end automobile fleet leases originated by or on behalf of Avis, Avis Fleet or any of their respective Subsidiaries which are of a type customarily eligible for inclusion in a Qualified Securitization Transaction.

            "ELIGIBLE VEHICLES" shall mean the motor vehicle inventory of Avis, Avis Fleet or any of their respective Subsidiaries, in each case, whether held for sale, lease or rental purposes which are of a type customarily eligible for inclusion in a Qualified Securitization Transaction.

            "ENUMERATED BUSINESS SEGMENTS" means the fleet, relocation or mortgage business segments of the Borrower as described in its Annual Report on Form 10-K, dated March 10, 2000.

            "FLEET RECEIVABLES" means all receivables generated by Avis, Avis Fleet or any of their respective Subsidiaries from obligors under fleet maintenance contracts, fleet management contracts and fuel card contracts and any other service contracts billed together with Eligible Leases, which are of a type customarily eligible for inclusion in a Qualified Securitization Transaction.

            "LEAF TRUST TRANSACTION" means the financing of motor vehicles and other equipment or personal property pursuant to that certain Amended and Restated Purchase Agreement, to be dated as of the date of the consummation of the Avis Merger, among LEAF Trust, a trust established under the laws of the Province of Ontario, the Canadian Imperial Bank of Commerce, as Administrative Agent and PHH Vehicle Management Services, Inc., a corporation amalgamated under the laws of Canada (the "PURCHASE AGREEMENT"), including any amendments, supplements, modifications, extensions, renewals, restatements or refundings thereof and any facilities or agreements that replace, refund or refinance, in whole or in part, the Purchase Agreement.

            "LIBOR" shall mean, with respect to each day during each Interest Period pertaining to a LIBOR Borrowing, the rate per annum determined on the basis of the rate for deposits in Dollars for a period equal to such Interest Period commencing on the first day of such Interest Period appearing on Page 3750 of the Telerate screen as of 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period. In the event that such rate does not appear on Page 3750 of the Telerate screen (or otherwise on such screen), the "LIBOR" shall be determined by reference to such other comparable publicly available service for displaying eurodollar rates as may be selected by the Administrative Agent or, in the absence of such availability, by reference to the rate at which the Administrative Agent is offered Dollar deposits at or about 11:00 A.M., New York City time, two Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where its eurodollar and foreign currency and exchange operations are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein.

            "MEDIUM-TERM NOTES" means the Notes issued by the Borrower pursuant to the Indenture entered into by the Borrower dated as of November 6, 2000, as supplemented.

            "PERMITTED VEHICLE COLLATERAL" means, as of any date of determination:

                  (1) the collateral securing Avis Securitization Indebtedness and consisting of Eligible Vehicles and receivables, or a beneficial interest therein, arising from the disposition of Eligible Vehicles and the proceeds thereof;

                  (2) Eligible Leases and Fleet Receivables, or a beneficial interest therein, transferred to an Avis Securitization Entity in connection with a Qualified Securitization Transaction and the proceeds thereof;

                  (3) any related assets which are customarily transferred, or in respect of which security interests are customarily granted, in connection with asset securitizations involving Eligible Vehicles or Eligible Leases; and

                  (4) any proceeds of any of the foregoing.

            "PURCHASE MONEY NOTE" means a promissory note of an Avis Securitization Entity evidencing a line of credit, which may be irrevocable, from Avis, Avis Fleet or any of their respective Subsidiaries to an Avis Securitization Entity or representing the deferred purchase price for the purchase of assets by such Avis Securitization Entity from Avis, Avis Fleet or any of their respective Subsidiaries, in each case in connection with a Qualified Securitization Transaction, which note is repayable from cash available to the Avis Securitization Entity, other than amounts required to be established as reserves pursuant to agreements, amounts paid to investors in respect of interest, principal and other amounts owing to such investors and amounts paid in connection with the purchase of Eligible Vehicles, Eligible Leases, Fleet Receivables or a beneficial interest therein.

            "QUALIFIED SECURITIZATION TRANSACTION" means any transaction or series of transactions that may be entered into by Avis, Avis Fleet or any of their respective Subsidiaries pursuant to which Avis, Avis Fleet or any of their respective Subsidiaries may sell, convey or otherwise transfer to
      (1) an Avis Securitization Entity ( in the case of a transfer by Avis, Avis Fleet or any of their respective Subsidiaries) or (2) any other Person (in the case of a transfer by an Avis Securitization Entity), or may grant a security interest in, any Permitted Vehicle Collateral (whether now existing or arising in the future) of Avis, Avis Fleet or any of their respective Subsidiaries, and any assets related thereto including, without limitation, the proceeds of such Permitted Vehicle Collateral.

            "RATING AGENCIES" means S&P and Moody's, or, if either S&P or Moody's is not publicly rating the Medium-Term Notes, then another nationally recognized securities rating agency selected by the Borrower and substituted for whichever agency is not publicly rating the Medium-Term Notes.

            "RATING DECLINE" means a decrease in the rating of the Medium-Term Notes by either of the Rating Agencies by one or more gradations (including gradations within rating categories as well as between rating categories); PROVIDED that such reduction or decrease must occur upon or within 30 days after the occurrence of a Significant Asset Sale, PROVIDED HOWEVER, that such 30-day period shall be extended as long as the rating of the Medium-Term Notes is under publicly announced consideration by either of the Rating Agencies (i) where the rating of the Medium-Term Notes is under publicly announced consideration for possible downgrading, or (ii) where the rating of the Medium-Term Notes is under publicly announced consideration, but where no direction of grading is initially indicated by the Rating Agency, including classifications such as "Credit Watch Developing" or such other similar classification used by the Rating

      Agencies, PROVIDED FURTHER, that a Rating Decline shall not have occurred if, after a decrease in rating, the Medium-Term Notes are rated at least Baa1 by Moody's AND A- by S&P.

            "SIGNIFICANT ASSET SALE" means (i) any sale by the Borrower or its Subsidiaries of assets with a fair market value greater than $500,000,000, or (ii) the sale of 33-1/3% or more of the assets or capital stock, as the case may be, of any one of the Enumerated Business Segments, PROVIDED HOWEVER, that a Significant Asset Sale shall not include transactions in the ordinary course of business of the Borrower or its Subsidiaries, including, but not limited to, asset securitization and similar transactions or the Avis-Rent-A-Car transaction described in the Borrower's Report on Form 8-K, dated November 20, 2000.

            "SIGNIFICANT ASSET SALE TRIGGERING EVENT" means the occurrence of both a Significant Asset Sale and a Rating Decline.

            "SPECIAL PURPOSE VEHICLE SUBSIDIARY" shall mean PHH Caribbean Leasing, Inc. and any Subsidiary engaged in the fleet-leasing management business that (i) is, at any time, a party to one or more lease agreements with only one lessee, and (ii) finances, at any one time, its investments in lease agreements or vehicles with only one lender (which lender may be the Borrower if and to the extent that such loans and/or advances by the Borrower are not prohibited hereby).

            "STANDARD SECURITIZATION UNDERTAKINGS" means representations, warranties, covenants and indemnities entered into by Avis, Avis Fleet or any of their respective Subsidiaries which are reasonably customary in securitizations of vehicles and vehicle leases.

            (b) Section 1 of the Credit Agreement is hereby amended by deleting the definition of the following defined term in its entirety and substituting in lieu thereof the following definition:

            "INDEBTEDNESS" shall mean (i) all indebtedness, obligations and other liabilities of the Borrower and its Subsidiaries which are, at the date as of which Indebtedness is to be determined, includable as liabilities in a consolidated balance sheet of the Borrower and its Subsidiaries, other than (x) accounts payable and accrued expenses, (y) advances from clients obtained in the ordinary course of the relocation management services business of the Borrower and its Subsidiaries and (z) current and deferred income taxes and other similar liabilities, plus (ii) without duplicating any items included in Indebtedness pursuant to the foregoing clause (i), the maximum aggregate amount of all liabilities of the Borrower or any of its Subsidiaries under any Guaranty, indemnity or similar undertaking given or assumed of, or in respect of, the indebtedness, obligations or other liabilities, assets, revenues, income or dividends of any Person other than the Borrower or one of its Subsidiaries and (iii) all other obligations or liabilities of the Borrower or any of its Subsidiaries in relation to the discharge of the obligations of any Person other than the Borrower or one of it Subsidiaries; PROVIDED that on the date of the Avis Merger and for a period of thirty (30) days thereafter, any Indebtedness of Avis or any of its Subsidiaries shall not be deemed Indebtedness for the purposes of this definition.

            III.  AMENDMENTS TO SECTION 6.

            (a) Section 6.1 of the Credit Agreement is hereby amended by adding thereto the following Section 6.1(g):

                  (g) Indebtedness of Special Purpose Vehicle Subsidiaries
            incurred to finance investment in lease agreements and vehicles by such Subsidiaries, so long as the lender (and any other party) in respect of such Indebtedness has recourse, if any, solely to the assets of such Special Purpose Vehicle Subsidiary.

            (b) Section 6.1 of the Credit Agreement is hereby amended by adding thereto the following Section 6.1(j):

                  (j) on the date of the Avis Merger and for a period of thirty
            (30) days thereafter, any Indebtedness of Avis or any of its Subsidiaries issued, outstanding or permitted to exist pursuant to the terms of the Avis Debt Documents as of the date of such Avis Merger and any renewal, extension or modification of such Indebtedness so long as (i) such renewal, extension or modification is effected on substantially the same terms or on terms which, in the aggregate, are not more adverse to the Lenders and (ii) the principal amount of such Indebtedness issued, outstanding or permitted to exist pursuant to the terms of the Avis Debt Documents is not increased directly or indirectly.

            (c) Section 6.1 of the Credit Agreement is hereby amended by adding thereto the following Section 6.1(k):

                  (k) any Indebtedness of Avis Fleet or its Subsidiaries issued, outstanding or permitted to exist pursuant to the terms of the Avis Debt Documents as of the date of the Avis Fleet Transaction and any renewal, extension or modification of such Indebtedness so long as
            (i) such renewal, extension or modification is effected on substantially the same terms or on terms which, in the aggregate, are not more adverse to the Lenders and (ii) the principal amount of such Indebtedness issued, outstanding or permitted to exist pursuant to the terms of the Avis Debt Documents is not increased directly or indirectly.

            (d) Section 6.3 of the Credit Agreement is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following

            SECTION 6.3. LIMITATION ON TRANSACTIONS WITH AFFILIATES. Except for the Avis Fleet Transaction, enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate (other than the Borrower or a wholly-owned Subsidiary of the Borrower) unless such transaction is (a) otherwise permitted under this Agreement and (b) upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate.

            (e) Section 6.4(b) of the Credit Agreement is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following:

                  (b)(i) Sell or otherwise dispose of all or substantially all of the assets of the Borrower and its Subsidiaries, taken as a whole; PROVIDED that it is understood for purposes of clarity that this Section 6.4(b)(i) shall not prohibit or limit in any respect transactions in the ordinary course of business of the Borrower or any of its Subsidiaries (including but not limited to asset securitization transactions or similar transactions entered into in the ordinary course of business) or (ii) permit to occur a Significant Asset Sale Triggering Event.

            (f) Section 6.5 of the Credit Agreement is hereby amended by adding thereto the following Section 6.5(g):

                  (g) Liens covering only the property or assets of any Special
            Purpose Vehicle Subsidiary and securing only such Indebtedness of such Special Purpose Vehicle Subsidiary as is permitted under
            Section 6.1(g) hereof.

            (g) Section 6.5 of the Credit Agreement is hereby amended by adding thereto the following Section 6.5(p):

                  (p) on the date of the Avis Merger and for a period of thirty
            (30) days thereafter, any Liens securing Indebtedness and related obligations of the Borrower or any of the Material Subsidiaries that principally transact business in the United States to the extent such Indebtedness and related obligations are permitted under
            Section 6.1(j) hereof; and

            (h) Section 6.5 of the Credit Agreement is hereby amended by adding thereto the following Section 6.5(q):

                  (q) any Liens securing Indebtedness and related obligations of the Borrower or any of the Material Subsidiaries that principally transact business in the United States to the extent such Indebtedness and related obligations are permitted under Section 6.1(k) hereof.

            (i) Section 6.6 of the Credit Agreement is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following:

            SECTION 6.6. SALE AND LEASEBACK. Enter into any arrangement with any Person or Persons, whereby in contemporaneous transactions the Borrower or any of its Subsidiaries sells essentially all of its right, title and interest in a material asset and the Borrower or any of its Subsidiaries acquires or leases back the right to use such property except that the Borrower or any of its Subsidiaries may enter into sale-leaseback transactions relating to assets not in excess of $100,000,000 in the aggregate on a cumulative basis, and except (a) on the date of the Avis Merger and for a period of thirty (30) days thereafter, any arrangements of Avis or any of its Subsidiaries existing as of the date of such Avis Merger and any renewals, extensions or modifications thereof so long as such renewals, extensions or modifications are effected on substantially the same terms or on terms which, in the aggregate, are not more adverse to the Lenders in any material respect; (b) any arrangements of Avis Fleet or any of its Subsidiaries (other than the LEAF Trust Transaction) existing as of the date of the Avis Fleet Transaction and any renewals, extensions or modifications thereof so long as such renewals, extensions or modifications are effected on substantially the same terms or on terms which, in the aggregate, are not more adverse to the Lenders in any material respect; (c) the LEAF Trust Transaction; and (d) without limiting either of the foregoing clauses (b) and (c), any sale-leaseback transaction entered into in connection with an asset securitization transaction the indebtedness or Indebtedness relating to which is permitted to be secured pursuant to Section 6.5(l) or 6.5(n).

            (j) Section 6.7 of the Credit Agreement is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following:

            SECTION 6.7. CONSOLIDATED NET WORTH. Permit Consolidated Net Worth on the last day of any fiscal quarter to be less than the sum of (i) $900,000,000 PLUS (ii) 25% of Consolidated Net Income, if positive, for each fiscal quarter after December 31, 2000.

            (k) Section 6.8 of the Credit Agreement is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following:

            SECTION 6.8. RATIO OF INDEBTEDNESS TO CONSOLIDATED NET WORTH. Permit, at any time, Indebtedness of the Borrower and its Subsidiaries less Cash Equivalents (owned by the Borrower or any of its Subsidiaries and free of Liens (other than Liens securing Indebtedness)) to exceed eight (8) times Consolidated Net Worth.

            (l) Section 6.10 of the Credit Agreement is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following:

            SECTION 6.10 RESTRICTIONS AFFECTING SUBSIDIARIES. Enter into, or suffer to exist, any Contractual Obligation with any Person, which prohibits or limits the ability of any Material Subsidiary (other than Special Purpose Vehicle Subsidiaries and Asset Securitization Subsidiaries) to (a) pay dividends or make other distributions or pay any Indebtedness owed to the Borrower or any other Subsidiary, (b) make loans or advances to the Borrower or any other Subsidiary or (c) transfer any of its properties or assets to the Borrower or any other Subsidiary, except in each case (i) on the date of the Avis Merger and for a period of thirty
      (30) days thereafter, any Contractual Obligation of Avis or any of its Subsidiaries (other than Asset Securitization Subsidiaries or Special Purpose Vehicle Subsidiaries) existing as of the date of such Avis Merger and any renewals, extensions or modifications thereof so long as such renewals, extensions or modifications are effected on substantially the same terms or on terms which, in the aggregate, are not more adverse to the Lenders in any material respect, and (b) any Contractual Obligation of Avis Fleet or any of its Subsidiaries (other than Asset Securitization Subsidiaries or Special Purpose Vehicle Subsidiaries) existing as of the date of the Avis Fleet Transaction and any renewals, extensions or modifications thereof so long as such renewals, extensions or modifications are effected on substantially the same terms or on terms which, in the aggregate, are not more adverse to the Lenders in any material respect.

            IV. EFFECTIVE DATE. This Amendment shall become effective on the date (the "EFFECTIVE DATE") on which the Borrower, the Administrative Agent and the Required Lenders under the Credit Agreement shall have duly executed and delivered to the Administrative Agent this Amendment, and the Administrative Agent shall have received evidence of the effectiveness of each of (i) the Amendment, dated as of February 22, 2001, to the Three Year Competitive Advance and Revolving Credit Agreement dated August 29, 2000, by and among Cendant Corporation, the lenders parties thereto, and The Chase Manhattan Bank, as administrative agent, (ii) the Amendment, dated as of February 22, 2001, to the Five Year Competitive Advance and Revolving Credit Agreement dated as of October 2, 1996, by and among Cendant Corporation, the lenders parties thereto and The Chase Manhattan Bank, as administrative agent, (iii) the 364-Day Competitive Advance and Revolving Credit Agreement, dated as of March 4, 1997, as amended and restated through February 22, 2001, among PHH, the lenders parties thereto and The Chase Manhattan Bank, as administrative agent and (iv) the Term Loan Agreement, dated as of February 22, 2001, among Cendant Corporation, the lenders parties thereto and The Chase Manhattan Bank, as administrative agent.

            V. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants that (a) each of the representations and warranties in
Section 3 of the Credit Agreement shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the Effective Date (unless such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and
(b) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

            VI. NO OTHER AMENDMENTS; CONFIRMATION. Except as expressly amended hereby, the provisions of the Credit Agreement and each of the Fundamental Documents are and shall remain in full force and effect.

            VII. GOVERNING LAW. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

            VIII. COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

            IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.



                                    PHH CORPORATION


                                    By:   ______________________________
                                          Name:
                                          Title:


                                    THE CHASE MANHATTAN BANK, as
                                    Administrative Agent and as a Lender


                                    By:   ______________________________
                                          Name:
                                          Title:

                                    ALLFIRST BANK


                                    By:   ______________________________
                                          Name:
                                          Title:


                                    BANK ONE, NA


                                    By:   ______________________________
                                          Name:
                                          Title:


                                    BANK OF AMERICA, N.A.


                                    By:   ______________________________
                                          Name:
                                          Title:


                                    BANK OF MONTREAL


                                    By:   ______________________________
                                          Name:
                                          Title:


                                    THE BANK OF NEW YORK


                                    By:   ______________________________
                                          Name:
                                          Title:


                                    THE BANK OF NOVA SCOTIA


                                    By:   ______________________________
                                          Name:
                                          Title:

                                    BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                    By:   ______________________________
                                          Name:
                                          Title:


                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By:   ______________________________
                                          Name:
                                          Title:


                                    CREDIT SUISSE FIRST BOSTON


                                    By:   ______________________________
                                          Name:
                                          Title:

                                    By:   ______________________________
                                          Name:
                                          Title:


                                    FIRST UNION NATIONAL BANK


                                    By:   ______________________________
                                          Name:
                                          Title:


                                    FLEET NATIONAL BANK


                                    By:   ______________________________
                                          Name:
                                          Title:

                                    THE FUJI BANK, LIMITED


                                    By:   ______________________________
                                          Name:
                                          Title:


                                    THE INDUSTRIAL BANK OF JAPAN, LIMITED


                                    By:   ______________________________
                                          Name:
                                          Title:


                                    MELLON BANK, N.A.


                                    By:   ______________________________
                                          Name:
                                          Title:


                                    THE NORTHERN TRUST COMPANY


                                    By:   ______________________________
                                          Name:
                                          Title:


                                    NATIONAL WESTMINSTER BANK PLC


                                    By:   ______________________________
                                          Name:
                                          Title:


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                                    ROYAL BANK OF CANADA


                                    By:   ______________________________
                                          Name:
                                          Title:


                                    THE SUMITOMO BANK, LIMITED


                                    By:   ______________________________
                                          Name:
                                          Title:


                                    WELLS FARGO BANK


                                    By:   ______________________________
                                          Name:
                                          Title:


                                    WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW
                                    YORK BRANCH


                                    By:   ______________________________
                                          Name:
                                          Title:

                                    By:   ______________________________
                                          Name:
                                          Title: